ATLAS PEARLMAN, P.A.
                     350 East Las Olas Boulevard, Suite 1700
                         Fort Lauderdale, Florida 33301



                                                           October 1, 2001


VIA EDGAR TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:  Filing Desk

                  Re:      VOICEFLASH NETWORKS, INC. - Form 8-K

Dear Sir/Madam:

     On behalf of VoiceFlash Networks, Inc. enclosed for electronic filing is a Form 8-K.

     Should you have any questions or comments regarding the enclosed, please call the undersigned collect at (954) 763-1200.


                                                     Very truly yours,


                                                     /s/ Joel D. Mayersohn
                                                     ----------------------
                                                     Joel D. Mayersohn

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)        September 25, 2001
                                                --------------------------------


                            VOICEFLASH NETWORKS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Florida                          0-24283                  65 0623427
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File           (IRS Employer
 or incorporation)                      Number)             Identification No.)


           6401 Congress Avenue, Suite 250, Boca Raton, Florida 33487
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code            (561) 994-3223
                                                   -----------------------------



          (Former name or former address, if changed since last report)

                                                                   2
ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ---------------------------------------------


     On September 25, 2001, the Board of Directors of VoiceFlash Networks, Inc. (the "Company") approved the engagement of Feldman, Sherb & Co., P.C. as independent auditors of the Company for the fiscal year ended July 31, 2001. In so doing, the Board determined not to renew the engagement of, and thereby dismissed, effective September 25, 2001, BDO Seidman, LLP, independent auditors of the Company.

     The audit reports of BDO Seidman, LLP on the Company's financial statements for the two years ended July 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; however, BDO Seidman, LLP's opinion dated November 3, 2000, relative to the financial statements as of and for the year ended July 31, 2000, included an explanatory paragraph relative to the Company's ability to continue as a going concern.

     During the two fiscal years ended July 31, 2000 and 1999, and any subsequent interim period preceding the dismissal, there were no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the subject matter in their report.

     Prior to engaging Feldman, Sherb & Co., P.C., the Company did not consult Feldman, Sherb & Co., P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

     The Company has requested BDO Seidman, LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.

                                                     SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  VOICEFLASH NETWORKS, INC.


                                                  By: /s/ Lawrence Cohen
                                                  -----------------------
                                                  Lawrence Cohen, Chairman

DATED: October 1, 2001